Exhibit 10.10

                        , 2008

K Road Acquisition Holdings LLC

330 Madison Avenue, 25th Floor

New York, New York 10017

Re:          K ROAD ACQUISITION CORPORATION

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement (“Registration Statement”) of the initial public offering (“IPO”) of the securities of K Road Acquisition Corporation (the “Company”) and continuing until the earlier to occur of: (i) the consummation of a Business Combination (as described in the Registration Statement) and (iii) the date on which we dissolve and liquidate our trust account as part of our plan of dissolution and liquidation pursuant to the Company’s Amended and Restated Certificate of Incorporation, K Road Acquisition Holdings LLC shall make available to the Company certain general and administrative services, including but not limited to receptionist, secretarial and general office services.  In exchange therefore, the Company shall pay K Road Acquisition Holdings LLC the sum of $10,000 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

K ROAD ACQUISITION CORPORATION

By:
	Name:	William V. Kriegel
	Title:	Chairman, President and Chief Executive
Officer

Agreed to and Accepted by:

K ROAD ACQUISITION HOLDINGS LLC

By:
	Name:	William V. Kriegel
	Title:	Managing Member